SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 6, 2007
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                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

         New Jersey                      1-1031                  22-0743290
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ        08875-6707
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           (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code   (732) 469-8300
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE
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Ronson Corporation is filing this Form 8-K/A solely to correct certain section headings and references in the Form 8-K filed December 12, 2007.



                               RONSON CORPORATION
                                 FORM 8-K INDEX


                                                                          PAGE
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ITEM 5.03      AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
               CHANGE IN FISCAL YEAR.                                      3


ITEM 8.01      OTHER EVENTS.                                               3


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.                          3





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                                                                     Page 3 of 4

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2007, in response to new NASDAQ listing requirements that mandate that all NASDAQ listed companies become eligible to participate in the "Direct Registration System" for their outstanding securities, the Board of Directors of the Company adopted a resolution which amends Article VI of the Bylaws of the Company, to provide that shares of stock of the Company may be issued and held in either certificated or uncertificated form.

A copy of the Amendment to the Bylaws of the Company adopted by the Board on December 11, 2007 is attached as Exhibit 3.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 12, 2007.


Item 8.01 Other Events.

(a) On December 6, 2007, Ronson Corporation (the "Company"), following the Company's Annual Meeting of Stockholders, received notice from the Nasdaq Stock Market ("Nasdaq"), that it is now once again in compliance with the listing requirement that a majority of the Board of Directors be comprised of independent directors. As previously disclosed in a Current Report on Form 8-K dated August 3, 2007, the Company received notice from Nasdaq on July 30, 2007 that it was not, at that time, in compliance with Rule 4350 of the Marketplace Rules of the Nasdaq Stock Market due to the resignation of Mr. Paul H. Einhorn from the Board.

(b) Effective with the Company's Annual Meeting of Stockholders on December 6, 2007, the number of directors of the Company currently serving on the Board of Directors was reduced to seven (7) from the previous eight (8). The size of the Board was reduced in order that the Company would once again meet the Nasdaq Capital Market listing requirement that a majority of its directors be independent (as defined in the Nasdaq Manual and in other applicable rules). The Company's compliance with this requirement is described above, in section (a) of this Item 8.01.


Item 9.01   Financial Statements and Exhibits.

            (d)    Exhibits:

            3.1 Amendment to the Bylaws of the Company (filed as Exhibit 3.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 12, 2007 and incorporated herein by reference).






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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Ronson Corporation

                                                   /s/ Daryl K. Holcomb
                                                   ---------------------------
                                                   Daryl K. Holcomb
                                                   Vice President,
                                                   Chief Financial Officer &
                                                   Controller

Dated:  December 20, 2007